                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 1997
                                                         ---------------

                                THE GEON COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                        1-11804                      34-1730488
--------------------------------------------------------------------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                 One Geon Center, Avon Lake, Ohio            44012
            -------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)


         Registrant's telephone number, including area code 216-930-1241
                                                            ------------


                                 Not Applicable
           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
---------------------

The Geon Company announced that it has formed a wholly owned subsidiary, Polymer Diagnostics, Inc. The formation of this subsidiary company will enable Geon to market its analytical and testing capabilities to customers, suppliers, academic institutions and other companies requiring testing and problem-solving skills in the area of polymer sciences.

Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
----------    ------------------------------------------------------------------

Exhibit 99.1 Press Release of July 21, 1997 announcing the formation of The Geon Company's wholly owned subsidiary, Polymer Diagnostics, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      THE GEON COMPANY



                                                      By /S/GREGORY L. RUTMAN
                                                        -----------------------
                                                         Gregory L. Rutman
                                                          Secretary

Dated July 23, 1997